UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2009

QuickLogic Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, CA	94089-1138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 990-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2009, the Board of Directors of QuickLogic Corporation (the “Company”) approved a measure under which each of the Company’s non-employee directors will receive fully vested restricted stock units (“RSUs”) in lieu of 20% of the quarterly cash compensation earned during each of the third and fourth quarters of 2009.  The Company intends to grant the RSUs on the Company’s regularly scheduled grant date immediately following the end of each quarter in which compensation is earned and falling on a date that occurs within an open trading window under the Company’s insider trading policy.  The non-employee directors are to receive that number of RSUs equal to 20% of the quarterly cash compensation earned by such director divided by the closing price of the Company’s stock on the date of grant multiplied by a factor of 1.2.  This action is being taken in connection with the Company’s cash conservation policies and is similar to measures being taken during the third and fourth quarters of 2009 during which executive officers and the Chief Executive Officer will receive 10% and 20%, respectively, of their base cash compensation in RSUs in lieu of cash.

On July 29, 2009, the Board of Directors of QuickLogic Corporation adopted a form of Stock Option Agreement (the “Option Agreement”); form of Restricted Stock Purchase Agreement (the “RS Agreement”), and form of Restricted Stock Unit Agreement (the “RSU Agreement”) for use under the Company’s 2009 Stock Plan, adopted by the Board of Directors in March 2009 and approved by the stockholders of the Company on April 22, 2009.  The Company intends to use the Option Agreement; RS Agreement; and RSU Agreement in connection with future awards of stock options, restricted stock and restricted stock units to its officers, directors and employees. The form of Option Agreement, RS Agreement and RSU Agreement are substantially the same as the forms of agreement adopted for use in connection with equity awards made under the Company’s 1999 Stock Plan.

The foregoing description of the form of Option Agreement, form of RS Agreement and form of RSU Agreement, does not purport to be complete and is qualified in its entirety by reference to each document, a copy of which is attached hereto as Exhibit 10.26, 10.27 and 10.28 respectively, and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01(d) Exhibits.

10.26	Form of Notice of Grant and Stock Option Agreement under the 2009 Stock Plan.
10.27	Form of Notice of Grant of Stock Purchase Right and Restricted Stock Purchase Agreement under the 2009 Stock Plan.
10.28	Form of Notice of Grant of Restricted Stock Unit and Restricted Stock Unit Agreement under the 2009 Stock Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2009	QuickLogic Corporation

/s/ Ralph S. Marimon
Ralph S. Marimon
Vice President, Finance and Chief Financial Officer